UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

June 8, 2009

NIGHTHAWK RADIOLOGY HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51786	87-0722777
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 Front Avenue, Suite 502

Coeur d’Alene, Idaho 83814

(Address of principal executive offices, including zip code)

(208) 676-8321

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On June 10, 2009, NightHawk Radiology Holdings, Inc. (the “Company”) announced that Dr. Paul E. Berger has resigned as Chairman of the Board of Directors and a member of the Company’s Board of Directors effective June 8, 2009.

In connection with Dr. Berger’s resignation, Dr. Berger informed the Company that he could no longer support the direction, policies, business strategies, and initiatives that the Company has adopted. A copy of Dr. Berger’s resignation letter is attached hereto as Exhibit 99.1.

Item 9.01	Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Resignation letter dated June 8, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 10, 2009

NIGHTHAWK RADIOLOGY HOLDINGS, INC.

By:	/s/ Paul E. Cartee
Paul E. Cartee
Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit Number	Description

99.1	Resignation letter dated June 8, 2009